Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events

17. Subsequent Events

(a) Subsequent litigations against the Group

Subsequent to December 31, 2011, certain copyright holders filed a total of 22 lawsuits against the Company for unauthorized display of their contents on the Company’s website with the total claim amount of RMB7.3 million. Based on the management’s assessment for each lawsuit and the advice from external PRC litigation counsel, the Group believed that it is probable that it could incur a loss with respect to some of these litigations. Accordingly, as disclosed in Note 9 and 15 (b), the Group collectively accrued liabilities associated with claims and litigations related to events existed at December 31, 2011 as they become probable and could be reasonably estimated. While it is reasonably possible that additional losses in excess of amounts currently accrued may be incurred, the Company does not expect such amounts to be material to its business and consolidated financial statements based on the Company’s assessment with the advice from its external PRC litigation counsel and the historical outcomes.

In February 2012, the Company has received a notification of lawsuit filed by a third party, where the plaintiff claimed that in December 2011, the Company announced in a press conference with respect to an asserted copyright infringement by the plaintiff had constituted the unfair competitive practices and claimed a damage of RMB 4.8 million. Based on the management’s assessment and the advice from the external PRC litigation counsel, the Group believes that the likelihood that the plaintiff will prevail is remote and the potential impact if any is not likely be material to its business and the consolidated financial statements.

(b) Cooperation with Sina Weibo

In February 2012, the Company started to cooperate with Sina Weibo,which is operated by Sina Corporation, an equity investor of the Company, for its users to upload and share videos seamlessly onto the Company’s site. With such cooperation, Sina Weibo users are able to register with the Company’s site automatically using its Sina Weibo accounts and enjoy the full functionality of the Company’s site as the Company’s registered users.

(c) Establishment of Beijing Tixian Digital Science and Technology Co., Ltd. (“Beijing Tixian”)

In January 2012, Beijing Tixian, a VIE of the Company was established, which primarily engaged in animation related business. The Company, through Reshuffle Shanghai, entered into various contractual agreements with Beijing Tixian or its nominee shareholders, pursuant to which, the Company holds all of the variable interests of Beijing Tixian.

(d) Merger with Youku Inc. (“Youku”)

On March 11, 2012, the Company and Youku entered into a definitive agreement for the Company to combine with Youku in a 100% stock-for-stock transaction. Under the terms of the agreement, each Class A ordinary share and Class B Ordinary Share of the Company issued and outstanding immediately prior to the effective time of the merger will be cancelled in exchange for the right to receive 7.177 Class A Ordinary Shares of Youku, and each American depositary share (“ADS”) of the Company, each of which represents four Class B Ordinary Shares of the Company, will be cancelled in exchange for the right to receive 1.595 ADSs of Youku, each of which represents 18 Youku Class A ordinary shares resulting in the shareholders and ADS holders of Youku and the Company owning approximately 71.5% and 28.5% of the combined entity, respectively, immediately upon completion of the transaction. Upon completion, the combined entity will be named Youku Tudou Inc. Youku’s ADSs will continue to be listed on the NYSE under the symbol “YOKU”.